Exhibit 24

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ BRIAN A. KENNEY
Brian A. Kenney
Director

Date: 2/16/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ DIANE M. AIGOTTI
Diane M. Aigotti
Director

Date: 2/16/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ ANNE L. ARVIA
Anne L. Arvia
Director

Date: 2/11/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ JAMES B. REAM
James B. Ream
Director

Date: 2/11/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ ADAM L. STANLEY
Adam L. Stanley
Director

Date: 2/15/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ DAVID S. SUTHERLAND
David S. Sutherland
Director

Date: 2/12/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ STEPHEN R. WILSON
Stephen R. Wilson
Director

Date: 2/12/2022

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Thomas A. Ellman, Deborah A. Golden and Jennifer M. McManus or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2021, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand.

/s/ PAUL G. YOVOVICH
Paul G. Yovovich
Director

Date: 2/11/2022